Supplement dated June 2, 2014

to the Prospectus, dated May 1, 2014

for Tri-Continental Corporation

(the Corporation)

Effective July 18, 2014, Oliver Buckley will no longer be managing the Corporation due to his retirement from Columbia Management Investment Advisers, LLC, the Corporation’s investment manager. Effective that date, all references to Mr. Buckley contained in the Corporation’s Prospectus are deleted.

Shareholders should retain this Supplement for future reference.